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                                   EXHIBIT 11

                         Consent of Independent Auditors




                         CONSENT OF INDEPENDENT AUDITORS

The Board of Trustees
AAHSA Trust:

         We consent to the use of our report dated October 11, 1996 included herein and to the references to our Firm under the heading "INDEPENDENT AUDITORS" in the Prospectus and in Part B of the Registration Statement.



                                                -------------------------
                                                KPMG PEAT MARWICK LLP



Boston, Massachusetts
April 23, 1997